SECURITIES AND EXCHANGE COMMISSION

                             Washington DC  20549


                                    FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 21, 1997




                           Big Sky Transportation Co.
           (Exact name of registrant as specified in its charter)



                  MONTANA             1-7991              81-0387503
               (State or other     (Commission         (IRS Employer
                jurisdiction        file number)        identification
              of incorporation)                         number)


                  1601 Aviation Place, Billings MT          59105
             (Address of principal executive offices)     (Zip code)


   Registrant's telephone number, including area code     (406) 245-9449

___________________________________________________________________________
          (Former name or former address, if changed since last report)

Item 4.   Changes in Registrant's Certifying Accountant

(a) At its board meeting on February 12, 1997 at the recommendation of the audit committee, the Board of Directors of Big Sky Transportation Co. engaged the accounting firm of Charles Bailly & Company
     P.L.L.P. as independent accountants for the Registrant for the fiscal year ending June 30, 1997, subject to approval of shareholders. The firm of KPMG Peat Marwick LLP, which had been serving as independent accountants for the registrant, was dismissed at the same board meeting on February 12, 1997.

(b) In connection with its audits for the two most recent years, there have been no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Also in connection with its audits for the two most recent years, KPMG Peat Marwick LLP did not advise the Registrant that: (1) the internal controls necessary to develop reliable financial statements did not exist; (2) information came to its attention that led it to no longer be able to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management; (3) there was a need to expand significantly the scope of the audit, or further investigate information that would materially impact the fairness or reliability of financial statements previously issued or to be issued and was unresolved prior to its dismissal as independent accountants for the registrant.

(c) KPMG Peat Marwick LLP's report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles.

(d)  The Registrant has requested that KPMG Peat Marwick
     LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant in response to this item 4 and if not, stating the respects in which it does not agree.
     A copy of KPMG Peat Marwick LLP's letter to the Securities and Exchange Commission, dated February 21,
     1997, is filed as Exhibit 16, to this Form 8-K/A.
     this Form 8-K report, a copy of such letter when it

(e)  During the two most recent fiscal years, Charles
     Bailly & Company P.L.L.P., the newly appointed independent accountants of the registrant, has not been consulted regarding; (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the registrant's financial statements; or (3) any matter that was either the subject of a disagreement or a reportable event.

                      SIGNATURES
Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                              BIG SKY TRANSPORTATION CO.
                              d.b.a BIG SKY AIRLINES

                              By: /s/ Terry D. Marshall
                                   Terry D. Marshall
                                   President & C.E.O.

Dated:    February 21, 1997

                             EXHIBIT 16

KPMG Peat Marwick LLP
1000 First Interstate Center
401 N 31st Street
P.O.Box 7108
Billings MT  59103



February 21, 1997


Securities and Exchange Commission
Washington, D.C.  20549

Ladies and Gentlemen:

We were previously principal accountants for Big Sky Transportation Co. and, under the dates of August 23, 1996, except as to the second paragraph of note 7 and the first paragraph of note 11 to the financial statements which are as of October 9, 1996, we reported on the financial statments of Big Sky Transportation Co. as of and for the years ended June 30, 1996 and 1995. On February 14, 1997, we were notified that our appointment as principal accountants was terminated. We have read Big Sky Transportation Co.'s statements included under Item 4 of its Form 8-K dated February 19, 1997, and we agree with such statements except that, with respect to:

        Item 4(a) - We are not in a posistion to agree or disagree with Big Sky Transportation Co.'s statements that the change was recommended by the audit committee and approved by the board of directors.

        Item 4(b) - In connection with its audit for the years ended June 30, 1996 and June 30, 1995, there have been no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to our satisfaction, would have caused us to make reference in connection with our opinion to the subject matter of the disagreement.

        Item 4(c) - KPMG Peat Marwick LLP's report on the financial statements for the years ended June 30, 1996 and 1995 contained no adverse opinion for disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting priniples except that our opinion referred to an emphasis of a matter related to the significance of Essental Air Service subsidies to the Company's operations.

        Item 4(e) - We are not in a position to agree or disagree with any of the statements in Item 4(e).


                                    /s/ KPMG Peat Marwick LLP